Second Quarter 2016 Exhibit 99.2

Forward Looking Statement and Risk Factor This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, among others, statements regarding trends, strategies, plans, beliefs, intentions, expectations, goals and opportunities. Forward looking statements are typically identified by words or phrases such as believe, expect, anticipate, intend, estimate, assume, strategy, plan, outlook, outcome, continue, remain, trend and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could, may or similar expressions. Actual results and performance could differ materially from those anticipated by these forward-looking statements. Factors that could cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, asset quality, including real estate and other collateral values, and competition. S&T cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. These forward-looking statements speak only as of the date hereof, and S&T assumes no duty to update forward-looking statements. Subsequent written or oral statements attributable to S&T or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained herein and those in S&T’s reports previously and subsequently filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries.

Corporate Profile

Performance Summary (1)Refer to appendix for reconciliation of Non-GAAP financial measures (2)Annualized for quarterly data

STBA Investment Thesis Above peer performance Strategic and effective mergers and expansion Demonstrated expense discipline and efficiency Organic growth Sound asset quality Stable regional economies with long-term oil and gas benefit Undervalued compared to peer

Performance

Performance Performance

Performance

Mainline National Bank acquired - March 9, 2012 Northeast Ohio Loan Production Office opened – August 27, 2012 Gateway Bank acquired August 13, 2012 Western NY LPO opened – March 23, 2015 Integrity Bank acquired March 4, 2015 Central Ohio LPO opened – January 21, 2014 S&T Bank branch opens in State College, PA June 18, 2014 Mergers and expansion S&T Bank branch opens in Akron, OH December 21, 2015

Expenses

Expenses

Growth

Market Opportunity MSA 2016 Population (in thousands) 2016-2021 % Change Median HH Income (in thousands) Locations Deposits (in millions) Deposit Market Share % Loans (in millions) Pittsburgh, PA 2,353 0.14% 55 27 $1,846 1.6% $2,018 Indiana, PA1 87 (0.97)% 47 10 $1,399 58.3% $380 Jefferson-Clarion, PA2 83 (1.64)% 44 8 $555 34.7% $239 DuBois, PA1 81 (0.39)% 43 2 $175 13.4% $124 Johnstown, PA 135 (3.51)% 43 6 $133 4.7% $83 Altoona, PA 125 (0.70)% 46 1 $49 2.1% $148 Harrisburg-Carlisle, PA 565 2.14% 61 4 $518 4.2% $342 Lancaster, PA 538 2.53% 60 3 $155 1.4% $400 York-Hanover, PA 443 1.50% 59 1 $27 0.4% $83 State College, PA 161 3.01% 56 1 $11 0.4% $56 Akron, OH 705 0.55% 53 1 - - $102 Cleveland-Elyra, OH 2,061 (0.05)% 52 - - - $123 Columbus, OH 2,030 4.27% 58 1 - - $272 Rochester, NY 1,084 0.90% 55 1 - - $70 Buffalo-Cheektowaga-Niagara Falls, NY 1,137 0.85% 53 - - - $131 1 Micropolitan statistical area 2 Counties not part of an MSA or Micropolitan statistical area Source: SNL, Nielson, and internal data Growth

Asset quality

Asset quality

Home Equity $480 39% Mortgage/Construction $677 56% Other $58 5% CRE $2,389 57% C&I $1,386 33% Construction $398 10% Loan Mix As of 06.30.16 Total Portfolio Loans $5,388 Commercial Consumer Asset quality In $ millions

Asset quality Commercial Real Estate Diversification As of 06.30.16 Total CRE $2,389 million

Stable regional economies with long-term oil & gas benefit Regional economy

Undervalued compared to peer(1) Valuation (1)KRX-Dow Jones KBW Regional Bank Index Members Stock prices as of 07.20.16; Performance for last twelve months reported Source: Bloomberg

Stock Performance 1 YR 3YR 5YR 10YR STBA -15.10% 10.50% 8.72% 0.13% NASDAQ Bank -3.07% 9.53% 11.60% 0.80% KRX-Dow Jones KBW Regional Bank -6.21% 9.66% 11.68% 0.67% S&P 500 3.97% 11.60% 12.06% 7.41% Institutional Ownership 49.20% Insider Ownership 3.19% Employee 401K 1.74% Source: Bloomberg Source: NASDAQ and internal data Source: SNL Stock Price Change (%) Total Annualized Shareholder Return Includes reinvested dividends (Data as of 06.30.16) Valuation

Rate Sensitivity As of 06.30.16 Loans & Securities Floating Rate $2,294 37% ARM/Future Reset $1,607 26% Fixed Rate $2,251 37% Total $6,152 100% Deposits & Borrowings Floating Rate/Short Wholesale Liabilities $955 17% Non-Maturity Variable Deposits $2,196 38% Non-Interest Bearing DDA $1,220 21% Fixed Rate $1,409 24% Total $5,780 100% Dollars in millions

Senior Management Name Title Years in Banking Years with S&T Todd D. Brice President & CEO 31 31 Mark Kochvar Chief Financial Officer 30 24 David G. Antolik Chief Lending Officer 28 26 Ernest J. Draganza Chief Risk Officer 29 24 Patrick J. Haberfield Chief Credit Officer 29 6 David P. Ruddock 31 31 Thomas J. Sposito, II Market Executive 31 4 Rebecca A. Stapleton Chief Banking Officer 28 28 Chief Operating Officer

Continuous Improvement Multi-Faceted Growth Profit Improvement Operational Effectiveness Culture Customer Experience Risk Management 3 mergers since 2012 3 new LPOs in 3 years McCandless, PA branch opened in 2015 Akron, OH branch opened in 2015 Platinum banking Closed 5 branches Converted 2 branches to drive-ups New wealth management restructure Repositioned credit card product New floor plan system New mortgage origination system New consumer loan origination system Replaced computer network infrastructure Organization wide focus Voted Best Place to Work in PA. AARP recognition Green initiative Summer internship program Support our communities work initiative Marketing rebranding 2 branch innovation centers Digital strategy New training center Enterprise-wide focus Balanced risk vs. reward

Lines of Business Commercial Banking 48 commercial bankers 18 business bankers Privately held companies with sales up to $150 million Regional team based approach to credit delivery Dedicated small business (B2B) delivery channel Dedicated treasury management team Retail Banking Competitive, relationship driven Robust suite of deposit and loan products Over 122,500 households 64 branches; average size of $73.1 million Technology driven with over 103,000 online banking and over 48,000 mobile banking customers S&T-Evergreen Insurance Full service agency Commercial P&C (76%) Group life and health (12%) Personal lines (12%) Annual revenue of $4.8 million Focus on increasing penetration of S&T customer base Wealth Management $2.1 billion AUM 3 divisions S&T Trust S&T Financial Services RIA/Stewart Capital Advisors Annual revenue of $11.0 million New leadership: Greg Lefever, 36 years in banking

The Right Size Big enough to: Provide full complement of products and services Access technology Access capital markets Attract talent Expand – mergers and acquisitions/de novo Small enough to: Stay close to our customers Understand our markets Be responsive

Income Statement Dollars in thousands, except per share data

Balance Sheet Dollars in thousands

Net Interest Margin *Refer to appendix for reconciliation of Non-GAAP financial measures

Loan Portfolio Dollars in thousands

Asset Quality Dollars in thousands

Capital *Refer to appendix for reconciliation of Non-GAAP financial measures

APPENDIX – Non-GAAP Measures

APPENDIX – Non-GAAP Measures

Second Quarter 2016